Exhibit 24.1


                                POWER OF ATTORNEY


Each person whose signature appears below does hereby make, constitute and appoint Mary Beth Lewis as such person's true and lawful attorney-in- fact and agent, with full power of substitution, resubstitution and revocation to execute, deliver and file with the Securities and Exchange Commission, for and on such person's behalf, and in any and all capacities, a Registration Statement on Form S-3, any and all amendments (including post-effective amendments) thereto and any abbreviated registration statement in connection with this Registration Statement pursuant to Rule 462(b) under the Securities Act of 1933, with all exhibits thereto and other documents in connection therewith, granting unto said attorneys in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or such persons' substitute or substitutes may lawfully do or cause to be done by virtue hereof.


/s/ Michael C. Gilliland                      September 24, 1999
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    Michael C. Gilliland

/s/ Mary Beth Lewis                           September 24, 1999
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    Mary Beth Lewis

/s/ Elizabeth C. Cook                         September 24, 1999
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    Elizabeth C. Cook

/s/ John A. Shields                           September 24, 1999
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    John A. Shields

/s/ David M. Chamberlain                      September 24, 1999
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    David M. Chamberlain

/s/ David L. Ferguson                         September 24, 1999
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    David L. Ferguson

/s/ James B. McElwee                          September 24, 1999
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    James B. McElwee

/s/ Brian K. Devine                           September 24, 1999
    Brian K. Devine

/s/ Morris J. Siegel                          September 24, 1999
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    Morris J. Siegel